INCOME TAXES - Reconciliation between income tax benefit and the expected tax benefit (Details) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Federal income tax expense (benefit) at the statutory rate			$ 28,586	$ (5,849)
Effect of:
State taxes, net of federal benefit			3,632	643
Tax impact of foreign earnings and losses			(10,171)	3,644
Stock-based compensation			236	169
Valuation allowance			1,532	13,763
Tax credits			(5,030)	(3,213)
Other, net			(56)	359
Total provision for income tax expense	$ 13,127	$ 14,032	$ 18,729	$ 9,516